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                                                                    Exhibit 10.4

                            STRIDE & ASSOCIATES, INC.

                        1998 STOCK OPTION AND GRANT PLAN

             SECOND AMENDMENT AND RESTATEMENT AS OF OCTOBER 7, 1998


1.       GENERAL PURPOSE OF THE PLAN; DEFINITIONS

         The name of the plan is the Stride & Associates, Inc. 1998 Stock Option and Grant Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, directors, consultants, advisors and other key persons (including consultants) of Stride & Associates, Inc. (the "Company") and its Subsidiaries (as defined below) upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

         The following terms shall be defined as set forth below:

         "ACT" means the Securities Exchange Act of 1934, as amended.

         "AWARD" or "AWARDS," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards and Unrestricted Stock Awards.

         "BOARD" means the Board of Directors of the Company.

         "CODE" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

         "COMMITTEE" has the meaning specified in Section 2(a).

         "FAIR MARKET VALUE" of the Stock on any given date means (i) if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the Fair Market Value on any given date shall not be less than the average of the highest bid and lowest asked prices of the Stock reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which such prices were reported, or (ii) if the Stock is admitted to trading on a national securities exchange or the NASDAQ National Market System, the Fair Market Value on any date shall not be less than the closing price reported for the Stock on such exchange or system for such date or, if no sales were reported for such date, for the last date preceding such date for a sale was reported; or (iii) if the Stock is not publicly traded on a securities exchange or traded in the over-the-counter market or, if traded or quoted, there are no transactions or quotations within the last



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ten trading days or trading has been halted for extraordinary reasons, the Fair
Market Value on any given date shall be determined in good faith by the Committee with reference to the rules and principles of valuation set forth in
Section 20.2031-2 of the Treasury Regulations. Notwithstanding the foregoing, the Fair Market Value of the stock on the first day of the Company's initial public offering of Stock shall be the initial public offering price as set forth in the final prospectus for the Company's initial public offering.

         "INCENTIVE STOCK OPTION" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

         "INDEPENDENT DIRECTOR" means a member of the Board who is neither an employee or officer of the Company or any Subsidiary.

         "INITIAL PUBLIC OFFERING" means the first underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Stock to the public.

         "NON-QUALIFIED STOCK OPTION" means any Stock Option that is not an Incentive Stock Option.

         "OPTION" or "STOCK OPTION" means any option to purchase shares of Stock granted pursuant to Section 5.

         "RESTRICTED STOCK AWARD" means Awards granted pursuant to Section 6.

         "STOCK" means the Common Stock, par value $.01 per share, of the Company subject to adjustments pursuant to Section 3.

         "SERVICE RELATIONSHIP" means any relationship as an employee, part-time employee, director, consultant or advisor of the Company or any Subsidiary of the Company such that, for example, a Service Relationship shall be deemed to continue without interruption in the event a participant's status changes from full-time employee to part-time employee or consultant.

         "SUBSIDIARY" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50 percent or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

         "UNRESTRICTED STOCK AWARD" means any Award granted pursuant to Section
7.


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2.       ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT
         PARTICIPANTS AND DETERMINE AWARDS

         (a) COMMITTEE. The Plan shall be administered by the Board of Directors of the Company, or at the discretion of the Board, by a committee of the Board comprised, except as contemplated by Section 2(c), solely of two or more Independent Directors. All references herein to the Committee, whether or not established, shall be deemed to refer to the entity then responsible for administration of the Plan at the relevant time (i.e., the Board of Directors or a committee of the Board, as applicable).

         (b) POWERS OF THE COMMITTEE. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

                  (i) to select the individuals to whom Awards may from time to time be granted;

                  (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards and Unrestricted Stock Awards or any combination of the foregoing granted to any one or more participants;

                  (iii) to determine the number of shares of Stock to be covered by any Award;

                  (iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards and any amendments thereto;

                  (v) to accelerate at any time the exercisability or vesting of all or any portion of any Award and/or to include provisions in Awards for providing such acceleration;

                  (vi) subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised;

                  (vii) to impose any limitations on Awards granted under the Plan, including limitations on transfers, repurchase provisions and the like and to exercise repurchase rights or obligations;

                  (viii) to determine at any time whether, to what extent, and under what circumstances distribution or the receipt of Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts

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         constituting interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals; and

                  (ix) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

         All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.

         (c) DELEGATION OF AUTHORITY TO GRANT AWARDS. The Board, in its discretion, may appoint the Chief Executive Officer of the Company as a one-person Committee in addition to the Committee contemplated by Section 2(a) having authority (co-extensive with such other Committee) to grant Awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Act or "covered employees" within the meaning of Section 162(m) of the Code. Any such delegation by the Board shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Stock Option, the conversion ratio or price or other Awards and the vesting criteria. The Board may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Board's delegate or delegates that were consistent with the terms of the Plan.

3.       STOCK ISSUABLE UNDER THE PLAN; SUBSTITUTION

         (a) STOCK ISSUABLE. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 162,790 shares (subject to adjustment as provided in Section 3(b) hereof). For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.

         (b) CHANGES IN STOCK. Subject to Section 3(c) hereof, if, as a result of any merger, consolidation, recapitalization, reclassification, reorganization stock dividend, stock split (other than the 5,000-for-1 stock split effected by the Company on June 4, 1998 which has been taken into account in calculating the number of shares of Stock reserved under Section 3(a) above), reverse stock split or other similar change in the Company's capital stock, the outstanding shares of Stock as a class are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company or any successor

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company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Committee shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of shares subject to Stock Options that can be granted to any one individual participant, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, and (iv) the exercise price and/or repurchase price for each share subject to any then outstanding Awards under the Plan, without changing the aggregate exercise or repurchase price (I.E., the exercise price multiplied by the number of Stock Options) as to which such Awards remain outstanding. The adjustment by the Committee shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

         The Committee may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Committee that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the participant, if it would constitute a modification extension or renewal of the Option within the meaning of Section 424(h) of the Code.

         (c) MERGERS AND OTHER TRANSACTIONS. In the case of (i) a merger, reorganization or consolidation of the Company with or into another corporation (with respect to which less than a majority of the outstanding voting power of the surviving or consolidated corporation is held by shareholders of the Company immediately prior to such event), (ii) the sale or transfer of all or substantially all of the assets of the Company and its Subsidiaries, (iii) the sale of all of the outstanding stock of the Company to an unrelated person or entity or (iv) the liquidation or dissolution of the Company (in each case, a "Transaction"), then (A) fifty percent (50%) of any outstanding Awards (other than those Restricted Stock Awards granted as of June 4, 1998) that are not vested and (B) 100% of any of the Restricted Stock Awards granted as of June 4, 1998 that are then outstanding and not vested, shall become fully vested and exercisable as of the closing or consummation of such Transaction, provided that such acceleration and any notice of exercise of Options that become vested as of such closing or consummation shall in all cases be subject to and contingent upon such closing or consummation. The Plan and the Awards issued hereunder shall terminate upon the effectiveness of any such Transaction, unless provision is made in connection with such transaction in the sole discretion of the parties thereto for the assumption of Awards theretofore granted (after taking into account any acceleration hereunder), or the substitution for such Awards of new Awards of the successor entity or a parent or subsidiary thereof, with such adjustment as to the number and kind of shares and the per share exercise prices as such parties shall agree (after taking into account any acceleration hereunder). In the event of such termination, each participant shall be permitted to exercise for a period of at least 15 days prior to the date of such termination all

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outstanding Options held by such participant which are then exercisable or become exercisable upon the effectiveness of the Transaction.

         (d) SUBSTITUTE AWARDS. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. Any substitute Awards granted under this Plan shall not count against the share limitation set forth in Section 3(a).

4.       ELIGIBILITY

         Participants in the Plan will be such full or part-time officers and other employees, directors, consultants, advisors and other key persons of the Company and its Subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company and its Subsidiaries as are selected from time to time by the Committee in its sole discretion.

5.       STOCK OPTIONS

         Any Stock Option granted under the Plan shall be pursuant to a stock option agreement which shall be in such form as the Committee may from time to time approve. Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. NonQualified Stock Options may be granted to officers, employees, directors, advisors, consultants and other key persons of the Company and its Subsidiaries. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option. No Incentive Stock Option shall be granted under the Plan after the date which is ten years from the date the Plan is approved by the Board.

         (a) TERMS OF STOCK OPTIONS. Stock Options granted pursuant to this
Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable. If the Committee so determines, Stock Options may be granted in lieu of cash compensation at the participant's election, subject to such terms and conditions as the Committee may establish, as well as in addition to other compensation.

                  (i) EXERCISE PRICE. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Committee at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant in the case of Incentive Stock Options. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more

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         than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

                  (ii) OPTION TERM. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

                  (iii) EXERCISABILITY; RIGHTS OF A STOCKHOLDER. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options. Prior to the consummation of an initial public offering by the Company, the exercise of any Stock Options may be conditioned by the Company upon such Stock being subject to the terms of any shareholders agreement then in effect.

                  (iv) ANNUAL LIMIT ON INCENTIVE STOCK OPTIONS. Notwithstanding any other provision of the Plan, in no event shall the aggregate Fair Market Value (determined as of the time an Incentive Stock Option is granted) of the option shares with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and of all parent corporations and subsidiary corporations, within the meaning of Sections 424(e) and 424(f), respectively, of the Code) exceed $100,000. Any Stock Option granted under the Plan in excess of the foregoing limitation shall be deemed a Non-Qualified Stock Option.

                  (v) METHOD OF EXERCISE. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods; PROVIDED, HOWEVER, that the methods set forth in subsections (B) and
         (C) below shall become available only after the closing of the Company's Initial Public Offering:

                           (A) In cash, by certified or bank check or other
                  instrument acceptable to the Committee;

                           (B) In the form of shares of Stock that are not then
                  subject to restrictions under any Company plan and that have been held by the optionee

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                  free of such restrictions for at least six months, if
                  permitted by the Committee in its discretion, which such surrendered shares shall be valued at Fair Market Value on the exercise date;

                           (C) By the optionee delivering to the Company a
                  properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; PROVIDED that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; or

                           (D) By the optionee delivering to the Company a
                  promissory note if the Board has authorized the loan of funds to the optionee for the purpose of enabling or assisting the optionee to effect the exercise of his Stock Option; PROVIDED that at least so much of the exercise price as represents the par value of the Stock shall be paid other than with a promissory note.

                  Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of law.

         (b) RELOAD OPTIONS. At the discretion of the Committee, Options granted under the Plan may include a "reload" feature pursuant to which an optionee exercising an option by the delivery of a number of shares of Stock in accordance with Section 5(a)(v)(B) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with the same expiration date as the original Option being exercised, and with such other terms as the Committee may provide) to purchase that number of shares of Stock equal to the number delivered to exercise the original Option.

         (c) NON-TRANSFERABILITY OF OPTIONS. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide in the Award agreement regarding a given Option that the optionee may transfer, without consideration for the transfer, his Non-Qualified Stock Options to members of his immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

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         (d) TERMINATION. If the participant's employment (or other Service
Relationship) with the Company or a Subsidiary is terminated, the period within which to exercise the Option may be subject to earlier termination as set forth below, except as otherwise expressly determined by the Committee in the case of Non-Qualified Stock Options at the time of the grant of such Options and, if the Company has not completed an initial public offering at the time of such termination, any Stock previously issued upon exercise of Options held by such participant shall be subject to repurchase by the Company at fair market value as determined in good faith by the Board of Directors of the Company.

                  (i) TERMINATION DUE TO DEATH. If the participant's employment terminates by reason of death, any Option held by the participant shall become fully exercisable and may thereafter be exercised by the participant's legal representative or legatee for a period of 12 months from the date of death or until the expiration date of the Option, if earlier.

                  (ii) TERMINATION DUE TO DISABILITY OR RETIREMENT. If the participant's employment terminates by reason of disability or retirement (after attainment of age 60), any Option held by the participant shall become fully exercisable and may thereafter be exercised by the participant for a period of 12 months from the date of termination or until the expiration date of the Option, if earlier. The death of the participant during the 12-month period provided in this Section 5(d)(ii) shall extend such period for another 12 months from the date of death or until the expiration date of the Option, if earlier.

                  (iii) TERMINATION FOR CAUSE. If the participant's employment (or other Service Relationship) is terminated for cause by the Company, or upon breach by the participant of any covenant or agreement not to compete with the Company or any of its Subsidiaries, all Options held by such participant shall be terminated and the holder thereof shall have no further rights thereunder. The following shall constitute "cause" for termination of employment (or other Service Relationship) of a participant by the Company: (A) conviction of such participant of a crime involving moral turpitude, deceit, dishonesty or fraud;
(B) failure to perform a substantial portion of such participant's duties and responsibilities as an employee of the Company and to follow material job-related instructions, which failure continues for thirty (30) days after written notice given to such participant by the Company; (C) gross negligence or wilful misconduct of such participant with respect to the Company or any Subsidiary; or (D) the breach by such participant of any material term of an agreement with the Company or any of its Subsidiaries, including covenants not to compete and provisions relating to confidential information and intellectual property rights.

                  (iv) OTHER TERMINATION. If the participant's employment terminates for any reason other than for cause, death, disability or retirement as provided above or if the participant's Service Relationship (other than as an employee) terminates for any reason, and unless otherwise determined by the Committee, any Option held by the participant may be exercised, to the extent exercisable on the date of termination, for a period of 90 days from the date of termination or until the expiration date of the Option, if earlier. Any Option that is not exercisable at such time shall terminate immediately and be of no further force or effect.

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         The Board's determination of the reason for termination of the participant's employment shall be conclusive and binding on the participant and his or her representatives or legatees.

6.       RESTRICTED STOCK AWARDS

         (a) NATURE OF RESTRICTED STOCK AWARDS. A Restricted Stock Award is an Award entitling the recipient to acquire, at par value or such other purchase price determined by the Committee, in its sole discretion, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant ("Restricted Stock"). The purchase price (if any) may be payable in cash or by a promissory note (recourse or nonrecourse) acceptable to the Committee. Restricted Stock Awards also may be granted or sold in respect of past services or other valid consideration. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the participant executing the Restricted Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Committee, in its sole discretion, and such terms and conditions may differ among individual Awards and participants.

         (b) RIGHTS AS A STOCKHOLDER. Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any applicable purchase price (if any), a participant shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Committee shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 6(d) below, and the participant shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank.

         (c) RESTRICTIONS. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. If a participant's employment (or other Service Relationship) with the Company and its Subsidiaries terminates under the conditions specified in the relevant instrument relating to the Award, or upon such other event or events as may be stated in the instrument evidencing the Award, the Company or its assigns shall have the right to repurchase some or all of the shares of Stock subject to the Award at such purchase price as set forth in such instrument.

         (d) VESTING OF RESTRICTED STOCK. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the Restricted Stock Award agreement.


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         (e) WAIVER, DEFERRAL AND REINVESTMENT OF DIVIDENDS. The Restricted
Stock Award agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

7.       UNRESTRICTED STOCK AWARDS

         The Committee may, in its sole discretion, grant (or sell at a purchase price determined by the Committee) an Unrestricted Stock Award to any participant pursuant to which such participant may receive shares of Stock free of any vesting restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of cash compensation due to such participant.

8.       TAX WITHHOLDING

         (a) PAYMENT BY PARTICIPANT. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. The Company's obligation to deliver stock certificates to any participant hereunder, or honor any issue or sale of Awards or Stock underlying Awards, is subject to and conditioned on tax obligations being satisfied by the participant.

         (b) PAYMENT IN STOCK. Subject to approval by the Committee, in its sole discretion, a participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due or (iii) in a combination of (i) and (ii).

9.       TRANSFER, LEAVE OF ABSENCE, ETC.

         For purposes of the Plan, the following events shall not be deemed a termination of employment:

         (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or


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         (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

10.      AMENDMENTS AND TERMINATION

         The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. The Committee may provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price in a manner not inconsistent with the terms of the Plan, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. If and to the extent determined by the Committee to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, if and to the extent intended to so qualify, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 10 shall limit the Board's authority to take any action permitted pursuant to Section 3(c) hereof.

11.      GENERAL PROVISIONS

         (a) NO DISTRIBUTION; COMPLIANCE WITH LEGAL REQUIREMENTS. The Committee may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

         (b) DELIVERY OF STOCK CERTIFICATES. Stock certificates to participants under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

         (c) OTHER COMPENSATION ARRANGEMENTS; NO EMPLOYMENT RIGHTS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

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

         (d) TRADING POLICY RESTRICTIONS. Option exercises and other Awards under the Plan shall be subject to such Company's insider trading policy-related restrictions, terms and conditions as may be established by the Committee, or in accordance with policies set by the Committee, from time to time.

12.      EFFECTIVE DATE OF PLAN; STOCKHOLDER APPROVAL

         The Plan shall become effective upon approval by the holders of a majority of the shares of Stock of the Company present or represented and entitled to vote at a meeting of stockholders. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board. This Plan amends in certain respects and integrates and supersedes versions of the Plan as heretofore in effect.

13.      GOVERNING LAW

         This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, applied without regard to conflict of law principles.


DATE APPROVED BY BOARD OF DIRECTORS: October 7, 1998


DATE APPROVED BY STOCKHOLDERS: November 17, 1998




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